SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 6, 2008 (April 29, 2008)

GUIDED THERAPEUTICS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22179 (Commission File Number)	58-2029543 (IRS Employer Identification No.)

4955 Avalon Ridge Pkwy, Suite 300 Norcross, Georgia (Address of Principal Executive Offices)	30071 (Zip Code)

Registrant's Telephone Number, Including Area Code:     (770) 242-8723

(Former Name: SpectRx, Inc.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. REGULATION FD DISCLOSURE.
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1 Press release, dated May 6, 2008

Item 7.01.         Regulation FD Disclosure.

                        On May 6, 2008, Guided Therapeutics, Inc. announced it entered into a collaborative option to license and no shop agreement with Konica Minolta Opto, Inc. of Tokyo, as more fully described in the press release, a copy of which is furnished as Exhibit 99.1 hereto, which information is incorporated herein by reference.

Item 9.01.         Financial Statements and Exhibits.

                    (c)      Exhibits.

Exhibit No.	Exhibit Description
99.1	Press Release, dated May 6, 2008

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUIDED THERAPEUTICS, INC.

/s/ MARK L. FAUPEL
	By:	Mark L. Faupel, Ph.D.
President & CEO

Date: May 6, 2008.

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press Release, dated May 6, 2008